UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Form 8-K filed on September 26, 2008 by Biovest International, Inc., a majority owned subsidiary of Accentia Biopharmaceuticals, Inc. (the “Company”) which Form 8-K is attached as Exhibit 99.1.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company received notice from The NASDAQ Stock Market dated September 22, 2008, notifying the Company that it has fallen below the minimum market capitalization required for continued trading on the NASDAQ Capital Market. In order to demonstrate compliance with Rule 4310(c)(3)(B), the Company needs to maintain a minimum $35 million market value for at least 10 consecutive business days before October 22, 2008. This notice has no immediate effect on the listing of the Company, and the Company’s common stock will continue to trade on The NASDAQ Capital Market.

A copy of the press release announcing the notification from NASDAQ is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K include statements about our product development programs, clinical trials for our SinuNase™ and BiovaxID® products and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of the Company’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: September 26, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form 8-K filed by Biovest International, Inc. on September 26, 2008 (File No. 000-11480)

99.2	Press Release dated September 26, 2008 titled: “Accentia Biopharmaceuticals Receives NASDAQ Notice”

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